Earnings Per Common Share	12 Months Ended
Dec. 31, 2012
Earnings Per Common Share [Abstract]
Earnings Per Common Share

The table below shows earnings per common share and diluted earnings per common share and reconciles the numerator and denominator of both earnings per common share calculations. See Note 1 for discussion of private share repurchases and the Consolidated Statement of Changes in Equity and Note 19 for information about stock and options activity and terms and conditions of warrants.

		Year ended December 31,
(in millions, except per share amounts)		2012	2011	2010
Wells Fargo net income		$18,897	15,869	12,362
Less:	Preferred stock dividends and other (1)	898	844	730
Wells Fargo net income applicable to common stock (numerator)		$17,999	15,025	11,632
Earnings per common share
Average common shares outstanding (denominator)		5,287.6	5,278.1	5,226.8
Per share		$3.40	2.85	2.23
Diluted earnings per common share
Average common shares outstanding		5,287.6	5,278.1	5,226.8
Add:	Stock Options	27.5	24.2	28.3
	Restricted share rights	36.4	21.1	8.0
Diluted average common shares outstanding (denominator)		5,351.5	5,323.4	5,263.1
Per share		$3.36	2.82	2.21

  Includes series J, K, L, I and N preferred stock dividends of $892 million, $844 million and $737 million for the years ended 2012, 2011 and 2010, respectively.

The following table presents the outstanding options and warrants to purchase shares of common stock that were anti-dilutive (the exercise price was higher than the weighted-average market price), and therefore not included in the calculation of diluted earnings per common share.

	Weighted-average shares
	Year ended December 31,
(in millions)	2012	2011	2010
Options	56.4	198.8	212.1
Warrants	39.2	39.4	66.9